Prospectus Supplement
dated July 26, 1999 to:                                     53084    7/99

Putnam Capital Opportunities Fund
Prospectus dated June 1, 1998, as revised June 29, 1998

Putnam New Opportunities Fund
Prospectus dated October 30, 1998

Each fund will offer Class C shares beginning July 26, 1999.
Information about class C shares may be found in this Supplement.

1.   THE SECTION ENTITLED "EXPENSES SUMMARY" IS SUPPLEMENTED BY
     THE FOLLOWING INFORMATION ABOUT CLASS C SHARES:

Expenses are one of several factors to consider when investing. The following table summarizes your maximum transaction costs from investing in Class C shares of a fund and expenses based on the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

Shareholder transaction expenses

Maximum sales charge                   NONE*
imposed on purchases
(as a percentage
of offering price)

Deferred sales charge                  1.0%
in the first year and eliminated
thereafter (as a percentage of the
lower of original
purchase price or
redemption proceeds)

Annual fund operating expenses
(as a percentage of average net assets)

                                                   Total fund
                    Management           Other     operating
                       fees             expenses    expenses
                  (after expense 12b-1 (after expense(after expense
                   limitation)*  fees   limitation)*limitation)*
                -----------------------------------------------------------

Capital Opportunities  NONE*     1.00%    1.00%*     2.00%*+
New Opportunities      0.49%     1.00%    0.24%      1.73%

*In absence of an expense limitation, estimated management fees, "other expenses" and total fund operating expenses would have been 0.65%, 1.76% and 3.41%, respectively.
+ Reflects estimated expenses for the fund's first full fiscal year.

The figures listed under "Class C 12b-1 fees" and "Total operating expenses" reflect estimated Class C 12b-1 fees of 1.00% and actual expenses of the fund's class B shares for its most recent fiscal year. The table is provided to help you understand the expenses of investing and your share of fund operating expenses. The expenses shown in the table do not reflect the application of credits that reduce fund expenses.

Examples

Your investment of $1,000 in Class C shares would incur the following expenses, assuming 5% annual return and, except as indicated, redemption at the end of each period:

                       1 year     1       3       5        10
                    no redemptionyear   years   years    years

Capital Opportunities   $20      $30     $63      N/A     N/A
New Opportunities       $18      $28     $54      $94     $204

The examples do not represent past or future expense levels.
Actual expenses may be greater or less than those shown. Federal regulations require the examples to assume a 5% annual return, but actual annual return varies.

The higher 12b-1 fees borne by class B, class C and class M shares may cause long-term shareholders to pay more than the economic equivalent of the maximum permitted front-end sales charge on class A shares.

2.   THE SECOND PARAGRAPH OF THE SECTION "ORGANIZATION AND
     HISTORY" IS REPLACED BY THE FOLLOWING:

The Trust is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment porfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund's shares are not currently divided into series. Only class A, B, C and M shares are offered by this prospectus. The fund may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, contact your investment dealer or Putnam Mutual Funds (at 1-800-225-1581).

3.   THE SECTION "ABOUT YOUR INVESTMENT  ALTERNATIVE SALES
     ARRANGEMENTS" IS REPLACED BY THE FOLLOWING:

CLASS A SHARES. If you purchase class A shares, you will generally pay a sales charge at the time of purchase and, as a result, will not have to pay any charges when you redeem the shares. If you purchase class A shares at net asset value you may have to pay a contingent deferred sales charge ("CDSC") when you redeem the shares. Certain purchases of class A shares qualify for reduced sales charges. Class A shares pay lower 12b-1 fees than class B, class C and class M shares. See "How to buy shares -- Class A shares" and "Distribution plans."

CLASS B SHARES. If you purchase class B shares, you will not pay an initial sales charge, but you may have to pay a CDSC if you redeem the shares within six years. Class B shares also pay a higher 12b-1 fee than class A and class M shares. Class B shares automatically convert into class A shares, based on relative net asset value, approximately eight years after purchase. For more information about the conversion of class B shares, including information about how shares acquired through reinvestment of distributions are treated and certain circumstances under which class B shares may not convert into class A shares, see the SAI.

Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, class B shares will have a higher expense ratio and pay lower dividends than class A and class M shares because of the higher 12b-1 fee. See "How to buy shares -
- Class B shares" and "Distribution plans."

CLASS C SHARES. Like class B shares, class C shares are sold without an initial sales charge and are subject to a CDSC if redeemed within one year of purchase. Class C shares also bear a higher 12b-1 fee than class A and class M shares. Unlike class B shares, class C shares do not convert into any other class of shares. Like class B shares, class C shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. See "How to buy shares -- Class C shares" and "Distribution plans."

CLASS M SHARES. If you purchase class M shares, you will generally pay a sales charge at the time of purchase that is lower than the sales charge you would pay for class A shares. Certain purchases of class M shares qualify for reduced sales charges. Class M shares pay 12b-1 fees that are lower than class B and class C shares but higher than class A shares. You will not have to pay any charges when you redeem class M shares, but class M shares will not convert into any other class of shares. See "How to buy shares -- Class M shares" and "Distribution plans."

Which class is best for you? Which class of shares provides the most suitable investment for you depends on a number of factors, including the amount you intend to invest and how long you intend to hold the shares. If your intended purchase qualifies for reduced sales charges, you might consider class A or class M shares. If you prefer not to pay a sales charge at the time of purchase, you might consider class B or class C shares. Orders for class B shares for $250,000 or more will be treated as orders for class A shares or declined. In the case of class C shares, orders of $1,000,000 or more and orders which because of a right of accumulation or statement of intent would qualify for the class A shares breakpoint of $1,000,000 will be treated as orders for class A shares or declined. See the SAI for more information. For more information about these sales arrangements, consult your investment dealer or Putnam Investor Services. Shares may only be exchanged for shares of the same class of another Putnam fund. See "How to exchange shares."

4.   THE SECTION "HOW TO BUY SHARES" IS SUPPLEMENTED BY THE
     FOLLOWING:

CLASS C SHARES

Class C shares are sold without an initial sales charge, although a 1.00% CDSC is imposed if you redeem your shares within one year of purchase. Class C shares have no conversion feature and therefore will be subject to a higher 12b-1 fee than class A shares indefinitely.

Putnam Mutual Funds pays a sales commission equal to 1.00% of the amount invested to dealers who sell class C shares. These commissions are not paid on sales to investors exempt from the CDSC.

5.   THE SECOND PARAGRAPH OF THE SECTION "HOW TO BUY SHARES
     GENERAL" IS REPLACED BY THE FOLLOWING:

You may be eligible to buy fund shares at reduced sales charges or to sell fund shares without a CDSC.

The fund may sell class A, class B, class C and class M shares at net asset value without an initial sales charge or a CDSC to current and retired Trustees (and their families), current and retired employees (and their families) of Putnam Management and affiliates, registered representatives and other employees (and their families) of broker-dealers having sales agreements with Putnam Mutual Funds, employees (and their families) of financial institutions having sales agreements with Putnam Mutual Funds (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares), financial institution trust departments investing an aggregate of $1 million or more in Putnam funds, clients of certain administrators of tax-qualified plans, tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in Putnam funds, "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners adhering to certain standards established by Putnam Mutual Funds, and investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by the closed-end fund.

6.   THE SECTION "DISTRIBUTION PLANS" IS REPLACED BY THE
     FOLLOWING:

The fund has adopted distribution plans to compensate Putnam Mutual Funds for services provided and expenses incurred by it as principal underwriter of fund shares, including the payments to dealers mentioned below. The plans provide for payments by the fund to Putnam Mutual Funds at the annual rates (expressed as a percentage of average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C and class M shares. The Trustees currently limit payments on class A and class M shares to 0.25% and 0.75% of average net assets, respectively.

Putnam Mutual Funds compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Mutual Funds makes quarterly payments to dealers at the annual rate of 0.25% of the average net asset value of class A shares for which such dealers are designated as the dealer of record, except that payments to dealers for shares held by class A qualified benefit plans are made at reduced rates, as described in the SAI. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders investing $1 million or more or by employer-sponsored retirement plans that have at least 200 eligible employees or that are class A qualified benefit plans, unless the shareholder has made arrangements with Putnam Mutual Funds and the dealer of record has waived the sales commission.

Putnam Mutual Funds makes quarterly payments to dealers at the annual rates of 0.25%, 1.00% and 0.65%, of the average net asset of class B, class C and class M shares, respectively, for which such dealers are designated as the dealer of record, provided, however, no payment will be made with respect to the first four quarters following the sale of class C shares.

Putnam Mutual Funds may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

7.   THE FOURTH SENTENCE OF THE SECTION "HOW THE FUND MAKES
     DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION" IS REPLACED
     BY THE FOLLOWING:

Distributions paid on class A shares will generally be greater than those paid on class B shares, class C shares and class M shares because expenses attributable to class B shares, class C shares and class M shares will generally be higher.